UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS High Income Plus Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities and emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.10%, 1.89%, 1.85% and 0.78% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS High Income Plus Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS High Income Plus Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS High Income Plus Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-2.09%	-2.79%	5.81%	7.92%	6.04%
Class B	-2.49%	-3.60%	4.98%	7.09%	5.23%
Class C	-2.48%	-3.44%	5.01%	7.09%	5.22%
Institutional Class	-1.93%	-2.47%	6.12%	8.29%	6.44%
Credit Suisse High Yield Index+	-.90%	-.84%	6.58%	8.61%	5.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/08	$ 7.04	$ 7.05	$ 7.05	$ 7.04
10/31/07	$ 7.50	$ 7.51	$ 7.51	$ 7.50
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .30	$ .27	$ .27	$ .31
April Income Dividend	$ .0469	$ .0419	$ .0407	$ .0487
SEC 30-day Yield as of 4/30/08++	7.98%	7.52%	7.60%	8.67%
Current Annualized Distribution Rate as of 4/30/08++	8.13%	7.25%	7.04%	8.44%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 7.87%, 7.40%, 7.48% and 8.55% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 8.02%, 7.13%, 6.92% and 8.32% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Plus Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS High Income Plus Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,284	$11,314	$13,979	$17,165
	Average annual total return	-7.16%	4.20%	6.93%	5.55%
Class B	Growth of $10,000	$9,371	$11,384	$13,982	$16,645
	Average annual total return	-6.29%	4.41%	6.93%	5.23%
Class C	Growth of $10,000	$9,656	$11,579	$14,085	$16,632
	Average annual total return	-3.44%	5.01%	7.09%	5.22%
Credit Suisse High Yield Index+	Growth of $10,000	$9,916	$12,108	$15,113	$17,576
	Average annual total return	-.84%	6.58%	8.61%	5.80%

The growth of $10,000 is cumulative.

+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS High Income Plus Fund — Institutional Class [] Credit Suisse High Yield Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS High Income Plus Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$975,300	$1,195,100	$1,489,100	$1,867,200
	Average annual total return	-2.47%	6.12%	8.29%	6.44%
Credit Suisse High Yield Index+	Growth of $1,000,000	$991,600	$1,210,800	$1,511,300	$1,757,600
	Average annual total return	-.84%	6.58%	8.61%	5.80%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — High Current Yield Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	306	of	458	67
3-Year	143	of	383	38
5-Year	71	of	333	21
10-Year	5	of	163	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 0.91% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS High Income Plus Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS High Income Plus Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares prior to its inception on May 16, 2005 are derived from the historical performance of Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/08
DWS High Income Plus Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-2.11%	-2.64%	6.02%	8.16%	6.30%
Credit Suisse High Yield Index+	-.90%	-.84%	6.58%	8.61%	5.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 7.05
10/31/07	$ 7.51
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .30
April Income Dividend	$ .0448
SEC 30-day Yield as of 4/30/08++	8.40%
Current Annualized Distribution Rate as of 4/30/08++	7.75%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 8.28%, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 7.63%, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — High Current Yield Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	332	of	458	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS High Income Plus Fund — Class S [] Credit Suisse High Yield Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS High Income Plus Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,736	$11,917	$14,805	$18,425
	Average annual total return	-2.64%	6.02%	8.16%	6.30%
Credit Suisse High Yield Index+	Growth of $10,000	$9,916	$12,108	$15,113	$17,576
	Average annual total return	-.84%	6.58%	8.61%	5.80%

The growth of $10,000 is cumulative.

+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 979.10	$ 975.10	$ 975.20	$ 978.90	$ 980.70
Expenses Paid per $1,000*	$ 4.77	$ 8.79	$ 8.45	$ 3.99	$ 3.20
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,020.04	$ 1,015.96	$ 1,016.31	$ 1,020.84	$ 1,021.63
Expenses Paid per $1,000*	$ 4.87	$ 8.97	$ 8.62	$ 4.07	$ 3.27
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Income Plus Fund	.97%	1.79%	1.72%	.81%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS High Income Plus Fund's investment strategy during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio co-managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the high-yield bond market perform during the semiannual period?

A: The past six months proved to be a challenging period for the high-yield bond market, as investor sentiment was pressured by concerns that problems in the housing and credit markets were beginning to spread to the broader economy. The result was a "flight to quality" into US Treasuries and a corresponding downturn in other sectors of the bond market. In this environment of elevated investor risk aversion, high-yield bonds underperformed: the Credit Suisse High Yield Index returned -0.90% during the period, lagging the 4.08% return of the overall bond market, as measured by the Lehman Brothers US Aggregate Index.1

1 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
The Lehman Brothers US Aggregate Index is an unmanaged market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The weakness in high yield was evident in the rising yield spread of the asset class relative to US Treasuries.2 On April 30, the yield spread stood at 674 basis points, or 6.74 percentage points. In comparison, the average over the past 12 months was 535 basis points, while the low was under 270 (achieved in early June). At a time of declining risk appetites, higher-rated bonds within the asset class generally outperformed lower-rated securities.

2 Source: Credit Suisse. The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High Yield Index from January 31, 1986 to March 31, 2008. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

As would be expected at a time of slow economic growth, default rates have begun to creep up. However, Moody's 12-month rolling default rate at the end of April was still well below the historical average.3

3 Source: Moody's Investors Service.

Despite these issues, the semiannual period ended on a fairly positive note due to the aggressive actions of the US Federal Reserve Board (the Fed). In addition to cutting the benchmark fed funds rate, the central bank took a variety of measures to maintain liquidity in the financial system. The Fed also helped engineer the survival of the troubled broker-dealer Bear Stearns, indicating to investors that the Fed will take extraordinary steps to ensure stability. The result was a modest recovery for high-yield bonds that began in the latter half of March and carried through the end of the period. April, in fact, was the best month for high yield in over five years, as measured by the 3.93% total return of the Credit Suisse High Yield Index.

Q: How did the fund perform?

A: The fund's Class A shares returned -2.09% during the six-month period ended April 30, 2008, as compared to the -0.90% return of the benchmark, the Credit Suisse High Yield Index and the -2.01% average return of the funds in its Lipper peer group, High Current Yield Funds.4 (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

4 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What individual securities helped performance?

A: Performance was helped by the fact that on average the fund held a higher-than-normal position in both cash and securities whose performance is similar to that of cash. This provided a measure of insulation against the downturn in the market.

Performance also was helped by the fact that two of the fund's holdings were taken over by investment-grade companies: Triton, which was acquired by Deutsche Telekom, and Rural Cellular Corp., which was purchased by Verizon.

In terms of individual securities, a top-performing position was Residential Capital LLC. We elected to buy issues that were both shorter-term and higher in the company's capital structure than the Residential Capital bonds represented in the index, and this was a positive for the fund's relative performance.5 Also performing well for the fund were the bonds issued by Kansas City Southern Railway Co. and its subsidiary Kansas City Southern de Mexico SA de CV, where we held large positions in short-dated issues. We have been positive on this investment given that KCS is an asset-heavy company with the ability to easily refinance its debt, creating what we see as an attractive risk/reward profile. Hawker Beechcraft Acquisition Company, LLC, which makes corporate jets, was another top contributor. While there has been weakness in this market in the United States, the continued strength in economic growth in Asia and the emerging markets has kept global demand high. Other top-performing positions included overweights in Ford Motor Credit Co., LLC, Williams Companies, Inc. and Vanguard Health Holding Co.6

5 When a bond is higher in the capital structure, it means it will be paid off sooner in the event that the company becomes insolvent.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

We also added value versus the benchmark by avoiding certain underperforming securities, specifically, bonds issued by Harrah's, Delphi Automotive, Abitibi/Bowater and Hawaiian Telecom.

Q: What holdings hurt performance?

A: Performance was hurt by the fund's overweight positions in bonds issued by Young Broadcasting, Inc.; Idearc, Inc., the yellow pages company that has been pressured by the notion that the yellow pages will ultimately become obsolete due to the Internet; IdleAire Technologies Corp.,* which manufactures heating and cooling systems that allow truck drivers to shut off their engines at truck stops; the Spanish-language broadcaster Univision Communications, Inc.; and the loans of the restaurant company Buffets Inc.

* As of April 30, 2008, the position was sold.

The fund's position in syndicated loans, an asset class that underperformed due to technical factors, also detracted from performance. These are loans, usually made at a variable rate, extended to a corporate borrower from a group of banks and subsequently sold to investors in the secondary market. We continue to believe syndicated loans are an attractive asset class at a time when default rates are rising, since these securities are generally higher in the capital structure and of higher credit quality than high-yield bonds.7

7 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Q: What is your view on the high-yield market as a whole?

A: The past six months have been characterized by high levels of anxiety among market participants. However, with yield spreads in the 600-700 range, we believe investors are being adequately compensated for the elevated level of risk, and we think the possibility of a recession is now fully discounted into the high-yield market. Additionally, we believe the Fed has helped address market risk through its recent interest rate cuts, and financial institutions have been able to raise capital and remove leveraged loans from their balance sheets. With this as the backdrop, we continue to believe that the key to outperformance throughout 2008 will be the avoidance of individual credit defaults. We are confident that our bottom-up, research-driven strategy is well-suited to this environment.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/08	10/31/07

Corporate Bonds	87%	92%
Senior Bank Loans	8%	6%
Cash Equivalents	5%	2%
	100%	100%
Corporate Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/08	10/31/07

Consumer Discretionary	19%	24%
Energy	14%	8%
Financials	13%	15%
Materials	12%	12%
Industrials	12%	13%
Utilities	9%	8%
Telecommunication Services	8%	7%
Health Care	7%	5%
Information Technology	3%	4%
Consumer Staples	3%	4%
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/08	10/31/07

A*	6%	—
BBB	5%	3%
BB	32%	29%
B	49%	55%
CCC	7%	13%
D	1%	—
	100%	100%
* Includes cash equivalents.

Asset allocation, corporate bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	4/30/08	10/31/07

Under 1 year	6%	11%
1-4.99 years	40%	34%
5-9.99 years	48%	49%
10-14.99 years	2%	2%
15 years or greater	4%	4%
	100%	100%

Weighted average effective maturity: 5.4 years and 5.9 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 85.1%
Consumer Discretionary 15.7%
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,743,000	1,555,627
American Achievement Corp., 8.25%, 4/1/2012	350,000	308,000
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	650,884	481,654
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	830,000	688,900
8.0%, 3/15/2014	345,000	312,225
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	790,000	683,350
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	700,000	595,000
Cablevision Systems Corp., Series B, 7.133%**, 4/1/2009	409,000	412,068
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	575,000	524,688
Carrols Corp., 9.0%, 1/15/2013	355,000	326,600
Charter Communications Holdings LLC, 11.0%, 10/1/2015	1,018,000	791,495
Charter Communications, Inc., 144A, 10.875%, 9/15/2014	960,000	1,015,200
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	440,000	580,547
Cooper-Standard Automotive, Inc., 7.0%, 12/15/2012	415,000	380,555
CSC Holdings, Inc.:
7.25%, 7/15/2008	650,000	650,812
Series B, 7.625%, 4/1/2011	605,000	609,538
Series B, 8.125%, 7/15/2009	645,000	657,900
Series B, 8.125%, 8/15/2009	1,290,000	1,315,800
Denny's Holdings, Inc., 10.0%, 10/1/2012	230,000	219,363
Dollarama Group LP, 10.579%**, 8/15/2012	532,000	524,020
EchoStar DBS Corp.:
6.375%, 10/1/2011	110,000	109,450
6.625%, 10/1/2014	973,000	951,107
7.125%, 2/1/2016	785,000	771,262
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	830,000	595,525
Foot Locker, Inc., 8.5%, 1/15/2022	220,000	205,700
General Motors Corp.:
7.2%, 1/15/2011	2,265,000	2,004,525
7.4%, 9/1/2025	385,000	271,425
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	690,000	662,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	345,000	331,200
Hanesbrands, Inc., Series B, 8.204%**, 12/15/2014	1,045,000	984,912
Hertz Corp.:
8.875%, 1/1/2014	1,635,000	1,647,262
10.5%, 1/1/2016	360,000	362,250
Idearc, Inc., 8.0%, 11/15/2016	3,700,000	2,405,000
Indianapolis Downs LLC & Capital Corp., 144A, 11.0%, 11/1/2012	450,000	405,000
ION Media Networks, Inc., 144A, 8.963%**, 1/15/2013	300,000	180,000
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	670,000	515,900
Jarden Corp., 7.5%, 5/1/2017	570,000	524,400
Kabel Deutschland GmbH, 10.625%, 7/1/2014	720,000	748,800
Lamar Media Corp., Series C, 6.625%, 8/15/2015	450,000	424,125
Liberty Media LLC:
5.7%, 5/15/2013	150,000	134,283
8.25%, 2/1/2030	850,000	754,168
8.5%, 7/15/2029	1,135,000	1,019,598
Mediacom Broadband LLC, 8.5%, 10/15/2015	50,000	46,000
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	345,000	351,900
MGM MIRAGE:
6.75%, 9/1/2012	955,000	888,150
8.375%, 2/1/2011	600,000	597,000
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	1,250,000	1,215,625
Norcraft Holdings LP, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,830,000	1,683,600
Penske Automotive Group, Inc., 7.75%, 12/15/2016	1,730,000	1,574,300
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	729,000	739,935
Quebecor Media, Inc., 7.75%, 3/15/2016	455,000	437,938
Quebecor World, Inc., 144A, 9.75%, 1/15/2015*	565,000	276,850
Quiksilver, Inc., 6.875%, 4/15/2015	915,000	759,450
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	500,000	357,500
Sabre Holdings Corp., 8.35%, 3/15/2016	625,000	493,750
Seminole Hard Rock Entertainment, Inc., 144A, 5.3%**, 3/15/2014	820,000	686,750
Shaw Communications, Inc., 8.25%, 4/11/2010	1,125,000	1,170,000
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	565,000	500,025
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	2,320,000	1,664,600
7.875%, 1/15/2014	460,000	405,927
Sinclair Television Group, Inc., 8.0%, 3/15/2012	351,000	355,826
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	1,030,000	867,775
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	680,000	646,000
Station Casinos, Inc., 6.5%, 2/1/2014	1,130,000	740,150
Travelport LLC:
7.701%**, 9/1/2014	520,000	449,800
9.875%, 9/1/2014	580,000	560,425
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	1,185,000	761,362
United Components, Inc., 9.375%, 6/15/2013	110,000	108,625
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	765,000	1,134,784
144A, 10.375%, 2/15/2015	430,000	408,500
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	1,010,000	727,200
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	670,000	1,006,941
144A, 8.0%, 11/1/2016 EUR	335,000	493,009
Videotron Ltd., 144A, 9.125%, 4/15/2018	265,000	282,225
Vitro SAB de CV:
9.125%, 2/1/2017	2,070,000	1,777,095
Series A, 11.75%, 11/1/2013	260,000	267,800
XM Satellite Radio, Inc., 9.75%, 5/1/2014	1,230,000	1,183,875
Young Broadcasting, Inc., 8.75%, 1/15/2014	3,302,000	1,931,670
		56,193,996
Consumer Staples 2.8%
Alliance One International, Inc., 8.5%, 5/15/2012	355,000	337,250
Delhaize America, Inc.:
8.05%, 4/15/2027	185,000	202,324
9.0%, 4/15/2031	1,542,000	1,908,068
General Nutrition Centers, Inc., 7.199%**, 3/15/2014 (PIK)	390,000	340,275
Harry & David Holdings, Inc., 8.076%**, 3/1/2012	510,000	428,400
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	2,684,000	2,221,010
Pierre Foods, Inc., 9.875%, 7/15/2012	395,000	189,600
Rite Aid Corp., 7.5%, 3/1/2017	1,000,000	927,500
Smithfield Foods, Inc., 7.75%, 7/1/2017	545,000	540,912
Viskase Companies, Inc., 11.5%, 6/15/2011	3,620,000	2,877,900
		9,973,239
Energy 10.5%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	225,000	239,063
Belden & Blake Corp., 8.75%, 7/15/2012	3,114,000	3,191,850
Bristow Group, Inc., 7.5%, 9/15/2017	685,000	707,262
Chaparral Energy, Inc.:
8.5%, 12/1/2015	1,020,000	928,200
8.875%, 2/1/2017	385,000	352,275
Chesapeake Energy Corp.:
6.25%, 1/15/2018	435,000	424,125
6.875%, 1/15/2016	2,159,000	2,180,590
7.75%, 1/15/2015	325,000	335,563
Cimarex Energy Co., 7.125%, 5/1/2017	565,000	573,475
Delta Petroleum Corp., 7.0%, 4/1/2015	1,515,000	1,340,775
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	230,000	231,725
8.375%, 5/1/2016	1,265,000	1,318,762
El Paso Corp., 9.625%, 5/15/2012	460,000	503,582
Energy Partners Ltd., 9.75%, 4/15/2014	590,000	545,750
EXCO Resources, Inc., 7.25%, 1/15/2011	915,000	910,425
Frontier Oil Corp., 6.625%, 10/1/2011	490,000	487,550
KCS Energy, Inc., 7.125%, 4/1/2012	1,900,000	1,843,000
Mariner Energy, Inc.:
7.5%, 4/15/2013	560,000	553,000
8.0%, 5/15/2017	715,000	702,487
OPTI Canada, Inc.:
7.875%, 12/15/2014	875,000	890,312
8.25%, 12/15/2014	1,490,000	1,538,425
PetroHawk Energy Corp., 9.125%, 7/15/2013	640,000	676,800
Plains Exploration & Production Co., 7.0%, 3/15/2017	590,000	581,150
Quicksilver Resources, Inc., 7.125%, 4/1/2016	1,345,000	1,331,550
Sabine Pass LNG LP:
7.25%, 11/30/2013	170,000	157,250
7.5%, 11/30/2016	2,450,000	2,241,750
Stallion Oilfield Services Ltd., 144A, 9.75%, 2/1/2015	385,000	320,513
Stone Energy Corp.:
6.75%, 12/15/2014	2,005,000	1,879,687
8.25%, 12/15/2011	1,175,000	1,180,875
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	570,000	615,291
Tesoro Corp., 6.5%, 6/1/2017	485,000	444,988
Whiting Petroleum Corp.:
7.0%, 2/1/2014	685,000	686,713
7.25%, 5/1/2012	1,200,000	1,203,000
7.25%, 5/1/2013	285,000	285,713
Williams Companies, Inc.:
8.125%, 3/15/2012	2,110,000	2,310,450
8.75%, 3/15/2032	2,742,000	3,242,415
Williams Partners LP, 7.25%, 2/1/2017	580,000	598,850
		37,555,191
Financials 12.3%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	1,780,000	1,619,800
Ashton Woods USA LLC, 9.5%, 10/1/2015	1,765,000	970,750
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	345,000	234,600
CEVA Group PLC, 144A, 8.5%, 12/1/2014 EUR	565,000	723,420
Citigroup, Inc., Series E, 8.4%, 4/29/2049	630,000	637,610
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	2,970,000	3,385,800
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	2,836,101	0
Firekeepers Development Authority, 144A, 13.875%, 5/1/2015	620,000	629,300
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	4,400,000	3,962,495
7.375%, 10/28/2009	8,215,000	7,907,989
7.875%, 6/15/2010	2,170,000	2,065,482
GMAC LLC, 6.875%, 9/15/2011	8,555,000	7,129,078
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	1,165,000	1,229,075
8.875%, 4/1/2015 (PIK)	1,065,000	1,115,588
9.75%, 4/1/2017	1,135,000	1,197,425
Hexion US Finance Corp., 9.75%, 11/15/2014	325,000	353,031
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	1,940,000	1,913,325
iPayment, Inc., 9.75%, 5/15/2014	645,000	554,700
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	570,000	456,000
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	630,000	635,142
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	920,000	570,400
Petroplus Finance Ltd., 144A, 6.75%, 5/1/2014	585,000	549,900
Residential Capital LLC:
3.49%**, 6/9/2008	225,000	209,531
6.37%**, 11/21/2008	1,755,000	1,456,650
Tropicana Entertainment LLC, 9.625%, 12/15/2014*	1,200,000	591,000
UCI Holdco, Inc., 10.3%**, 12/15/2013 (PIK)	808,121	735,390
Universal City Development Partners, 11.75%, 4/1/2010	2,930,000	3,039,875
Yankee Acquisition Corp., Series B, 8.5%, 2/15/2015	170,000	143,650
		44,017,006
Health Care 5.1%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	1,320,000	1,194,600
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	945,000	1,006,425
Boston Scientific Corp., 6.0%, 6/15/2011	815,000	804,812
Community Health Systems, Inc., 8.875%, 7/15/2015	4,365,000	4,539,600
HCA, Inc.:
9.125%, 11/15/2014	895,000	948,700
9.25%, 11/15/2016	2,605,000	2,800,375
9.625%, 11/15/2016 (PIK)	925,000	993,219
HEALTHSOUTH Corp., 10.75%, 6/15/2016	455,000	489,125
IASIS Healthcare LLC, 8.75%, 6/15/2014	685,000	702,125
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	565,000	577,713
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	685,000	548,000
The Cooper Companies, Inc., 7.125%, 2/15/2015	1,145,000	1,093,475
Vanguard Health Holding Co. I LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	770,000	646,800
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	1,845,000	1,877,287
		18,222,256
Industrials 10.7%
Actuant Corp., 144A, 6.875%, 6/15/2017	450,000	451,125
Allied Security Escrow Corp., 11.375%, 7/15/2011	950,000	817,000
Allied Waste North America, Inc., 6.5%, 11/15/2010	390,000	393,413
American Color Graphics, Inc:
10.0%, 6/15/2010	1,055,000	477,388
144A, 10.0%, 6/15/2008	63,300	28,643
American Railcar Industries, Inc., 7.5%, 3/1/2014	640,000	576,000
ARAMARK Corp., 6.739%**, 2/1/2015	785,000	755,562
Baldor Electric Co., 8.625%, 2/15/2017	570,000	581,400
Belden, Inc., 7.0%, 3/15/2017	585,000	579,881
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	102,000
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	1,862,000	1,694,420
Building Materials Corp. of America, 7.75%, 8/1/2014	785,000	584,825
Cenveo Corp., 7.875%, 12/1/2013	797,000	667,487
Congoleum Corp., 8.625%, 8/1/2008*	1,188,000	891,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	295,000	292,050
6.875%, 11/1/2013	1,625,000	1,612,812
7.625%, 2/1/2018	1,940,000	1,978,800
Education Management LLC, 8.75%, 6/1/2014	550,000	489,500
Esco Corp.:
144A, 6.675%**, 12/15/2013	560,000	509,600
144A, 8.625%, 12/15/2013	1,130,000	1,124,350
General Cable Corp.:
5.073%**, 4/1/2015	875,000	776,562
7.125%, 4/1/2017	590,000	575,250
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	570,000	464,550
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	460,000	425,500
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	565,000	456,238
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	800,000	556,000
8.875%, 4/1/2012	2,135,000	1,473,150
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	490,000	464,888
7.625%, 12/1/2013	1,520,000	1,453,500
9.375%, 5/1/2012	1,755,000	1,829,587
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	420,000	430,500
9.5%, 10/1/2008	3,889,000	3,927,890
Mobile Services Storage Group, Inc., 9.75%, 8/1/2014	1,050,000	1,008,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	920,000	947,600
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	3,125,000	2,015,625
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	143,000	153,725
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	515,000	515,000
Titan International, Inc., 8.0%, 1/15/2012	1,975,000	1,975,000
TransDigm, Inc., 7.75%, 7/15/2014	345,000	352,763
U.S. Concrete, Inc., 8.375%, 4/1/2014	630,000	510,300
United Rentals North America, Inc.:
6.5%, 2/15/2012	1,140,000	1,068,750
7.0%, 2/15/2014	1,540,000	1,278,200
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	350,000	332,500
Xerox Capital Trust I, 8.0%, 2/1/2027	430,000	429,048
		38,027,382
Information Technology 3.0%
Alion Science & Technology Corp., 10.25%, 2/1/2015	555,000	353,119
Freescale Semiconductor, Inc., 8.875%, 12/15/2014 (b)	2,365,000	2,081,200
L-3 Communications Corp.:
5.875%, 1/15/2015	1,905,000	1,847,850
Series B, 6.375%, 10/15/2015	885,000	875,044
Lucent Technologies, Inc., 6.45%, 3/15/2029	2,104,000	1,578,000
MasTec, Inc., 7.625%, 2/1/2017	805,000	704,375
Sanmina-SCI Corp., 144A, 5.55%**, 6/15/2010	281,000	277,487
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	1,080,000	1,031,400
SunGard Data Systems, Inc., 10.25%, 8/15/2015	1,480,000	1,572,500
Vangent, Inc., 9.625%, 2/15/2015	455,000	382,200
		10,703,175
Materials 10.3%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	325,000	316,875
ARCO Chemical Co., 9.8%, 2/1/2020	4,987,000	4,363,625
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,135,000	811,525
Cascades, Inc., 7.25%, 2/15/2013	1,716,000	1,578,720
Chemtura Corp., 6.875%, 6/1/2016	985,000	876,650
Clondalkin Acquisition BV, 144A, 4.8%**, 12/15/2013	750,000	630,000
CPG International I, Inc., 10.5%, 7/1/2013	1,265,000	1,081,575
Exopack Holding Corp., 11.25%, 2/1/2014	1,875,000	1,790,625
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	905,000	1,000,025
GEO Specialty Chemicals, Inc.:
144A, 10.698%**, 12/31/2009	1,970,000	1,475,037
144A, 10.698%**, 3/31/2015	1,159,122	867,893
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	405,000	400,950
9.5%, 12/1/2011	470,000	495,850
Hexcel Corp., 6.75%, 2/1/2015	2,370,000	2,355,187
Huntsman LLC, 11.625%, 10/15/2010	2,810,000	2,957,525
Ineos Group Holdings PLC, 144A, 7.875%, 2/15/2016 EUR	380,000	443,530
Innophos, Inc., 8.875%, 8/15/2014	265,000	263,675
Jefferson Smurfit Corp., 8.25%, 10/1/2012	850,000	773,500
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	1,615,000	1,413,125
Metals USA Holdings Corp., 8.698%**, 7/1/2012 (PIK)	805,000	660,100
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	290,000	194,300
Momentive Performance Materials, Inc., 9.75%, 12/1/2014	1,165,000	1,130,050
NewMarket Corp., 7.125%, 12/15/2016	1,390,000	1,355,250
NewPage Corp., 144A, 10.0%, 5/1/2012	1,095,000	1,168,913
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	680,000	1,040,551
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	5
Radnor Holdings Corp., 11.0%, 3/15/2010*	290,000	363
Rhodia SA, 144A, 7.497%**, 10/15/2013 EUR	705,000	1,015,509
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	560,000	473,200
8.375%, 7/1/2012	555,000	507,825
Steel Dynamics, Inc.:
6.75%, 4/1/2015	900,000	888,750
144A, 7.375%, 11/1/2012	210,000	213,675
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	1,230,000	1,223,850
The Mosaic Co., 144A, 7.625%, 12/1/2014	1,780,000	1,913,500
Witco Corp., 6.875%, 2/1/2026	490,000	338,100
Wolverine Tube, Inc., 10.5%, 4/1/2009	980,000	901,600
		36,921,433
Telecommunication Services 6.1%
BCM Ireland Preferred Equity Ltd., 144A, 11.34%**, 2/15/2017 (PIK) EUR	632,319	647,720
Centennial Communications Corp.:
10.0%, 1/1/2013	885,000	893,850
10.125%, 6/15/2013	895,000	933,038
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,144,000	1,149,720
8.375%, 1/15/2014	658,000	654,710
Cricket Communications, Inc., 144A, 9.875%, 11/1/2014	1,265,000	1,241,281
Embratel, Series B, 11.0%, 12/15/2008	244,000	255,834
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	264,337	256,407
Intelsat Jackson Holdings Ltd.:
9.25%, 6/15/2016	335,000	337,931
11.25%, 6/15/2016	1,060,000	1,074,575
iPCS, Inc., 5.364%**, 5/1/2013	290,000	241,425
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	1,615,000	1,586,737
Millicom International Cellular SA, 10.0%, 12/1/2013	1,025,000	1,094,187
Nortel Networks Ltd., 6.963%**, 7/15/2011	1,055,000	994,338
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	420,000	399,000
Qwest Corp.:
7.25%, 9/15/2025	200,000	183,500
7.875%, 9/1/2011	1,060,000	1,086,500
Rural Cellular Corp., 9.875%, 2/1/2010	1,000,000	1,035,000
Stratos Global Corp., 9.875%, 2/15/2013	450,000	472,500
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	2,397,000	2,495,876
US Unwired, Inc., Series B, 10.0%, 6/15/2012	1,374,000	1,301,865
Virgin Media Finance PLC:
8.75%, 4/15/2014 EUR	965,000	1,429,577
8.75%, 4/15/2014	1,370,000	1,325,475
West Corp., 9.5%, 10/15/2014	675,000	644,625
		21,735,671
Utilities 8.6%
AES Corp.:
8.0%, 10/15/2017	1,130,000	1,178,025
144A, 8.75%, 5/15/2013	3,480,000	3,632,250
9.5%, 6/1/2009	400,000	414,500
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	4,374,000	4,658,310
CMS Energy Corp., 8.5%, 4/15/2011	2,680,000	2,870,151
Edison Mission Energy, 7.0%, 5/15/2017	1,015,000	1,025,150
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	1,700,000	1,810,500
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	535,000	551,050
Mirant Americas Generation LLC, 8.3%, 5/1/2011	1,305,000	1,353,938
Mirant North America LLC, 7.375%, 12/31/2013	420,000	435,750
NRG Energy, Inc.:
7.25%, 2/1/2014	1,910,000	1,962,525
7.375%, 2/1/2016	4,015,000	4,135,450
Oncor Electric Delivery Co., 7.0%, 9/1/2022	485,000	475,039
Regency Energy Partners LP, 8.375%, 12/15/2013	800,000	834,000
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	1,125,000	1,172,813
Sierra Pacific Resources:
6.75%, 8/15/2017	1,345,000	1,325,648
8.625%, 3/15/2014	249,000	260,535
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	2,495,000	2,601,037
		30,696,671
Total Corporate Bonds (Cost $324,677,442)		304,046,020

Senior Loans**7.2%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 4.829%, 4/2/2014	337,450	314,250
Algoma Steel, Inc., Term Loan, LIBOR plus 2.5%, 5.579%, 6/30/2013	184,701	170,848
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 10.329%, 6/4/2010*	700,000	35,000
Bausch & Lomb, Inc.:
Term Delay Draw, LIBOR plus 3.25%, 6.329%, 4/11/2015	112,500	111,249
Term Loan B, LIBOR plus 3.25%, 6.329%, 4/11/2015	902,737	894,397
Buffets, Inc.:
Letter of Credit, 4.73%, 5/1/2013	196,837	112,394
Term Loan B, 9.954%, 1/13/2011	1,472,176	840,613
Charter Communications Operations:
Term Loan, LIBOR plus 2.0%, 5.079%, 3/6/2014	1,060,000	1,060,885
Term Loan B, LIBOR plus 3.25%, 6.329%, 4/27/2011	1,620,000	1,437,450
Energy Future Holdings Corp.:
Term Loan B1, LIBOR plus 3.5%, 6.579%, 10/10/2014	5,183,950	4,969,801
Term Loan B3, LIBOR plus 3.5%, 6.579%, 10/10/2014	3,387,975	3,241,869
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 5.329%, 9/16/2013	339,146	303,112
Golden Nugget, 6.05%, 6/16/2014	665,000	478,800
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 5.079%, 3/26/2014	18,703	17,872
Term Loan B, LIBOR plus 2.0%, 5.079%, 3/26/2014	321,758	307,546
HCA, Inc., Term Loan A1, 6.33%, 11/18/2012	1,845,331	1,747,436
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 5.329%, 5/5/2013	1,234,232	1,177,149
Term Loan C2, LIBOR plus 2.25%, 5.329%, 5/5/2013	310,091	294,863
IASIS Healthcare LLC, 8.131%, 6/15/2014	541,373	481,822
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 5.329%, 5/7/2013	338,300	292,630
Longview Power LLC:
Demand Draw, 4.938%, 4/1/2014	225,667	191,394
Letter of Credit, 5.0%, 4/1/2014	62,333	52,867
Term Loan B, 5.0%, 4/1/2014	192,000	162,840
NewPage Corp., Term Loan B, LIBOR plus 3.0%, 6.079%, 11/5/2014	130,000	129,448
Rail America, Inc., Term Loan, 5.32%, 10/2/2008	860,000	838,500
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 5.329%, 9/30/2014	549,071	466,252
Symbion, Inc.:
Term Loan A, 6.149%, 8/23/2013	264,825	236,356
Term Loan B, 6.149%, 8/23/2014	264,825	236,025
Telesat Canada, Inc.:
Term Loan B, LIBOR plus 3.0%, 6.079%, 10/31/2014	1,223,364	1,155,395
Term Loan, 5.9%, 9/1/2014	405,967	383,485
Term Loan, 9.0%, 10/31/2008	1,685,000	1,449,100
Toys "R" Us, Term Loan, 7.315%, 7/1/2012	995,025	940,612
Tribune Co., Term Loan B, 5.542%, 5/24/2014	1,121,525	832,033
Wesco Aircraft Hardware Corp., Term Loan B, LIBOR plus 2.25%, 5.329%, 9/29/2013	243,125	238,566
Total Senior Loans (Cost $28,268,729)		25,602,859
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	648	0
DeCrane Aircraft Holdings, Inc., 144A, Expiration Date 9/30/2008*	1,230	0
New ASAT Finance LLC, Expiration Date 2/1/2011*	182,000	50,519
Total Warrants (Cost $11,461)		50,519
	Units	Value ($)

Other Investments 0.3%
Hercules, Inc. (Bond Unit), 6.5%, 6/30/2029 (Cost $921,606)	1,219,000	970,056
	Shares	Value ($)

Convertible Preferred Stocks 0.0%
ION Media Networks, Inc.:
144A, 12.0%*	3	2,250
144A, 12.0%*	40,000	300
Series AI, 144A, 12.0%*	40,000	300
Total Convertible Preferred Stocks (Cost $52,522)		2,850

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	18,710	15,903
GEO Specialty Chemicals, Inc. 144A*	1,703	1,448
Total Common Stocks (Cost $215,108)		17,351

Securities Lending Collateral 0.5%
Daily Assets Fund Institutional, 2.88% (c) (d) (Cost $1,909,600)	1,909,600	1,909,600

Cash Equivalents 5.3%
Cash Management QP Trust, 2.54% (c) (Cost $18,820,131)	18,820,131	18,820,131
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $374,876,599)+	98.4	351,419,386
Other Assets and Liabilities, Net	1.6	5,657,512
Net Assets	100.0	357,076,898
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	10.329%	6/4/2010	700,000	USD	708,969	35,000
Congoleum Corp.	8.625%	8/1/2008	1,188,000	USD	1,048,695	891,000
Eaton Vance Corp. CDO II	13.68%	7/15/2012	2,836,101	USD	2,037,287	0
Quebecor World, Inc.	9.75%	1/15/2015	565,000	USD	565,000	276,850
Radnor Holdings Corp.	11.0%	3/15/2010	290,000	USD	186,538	363
Tropicana Entertainment LLC	9.625%	12/15/2014	1,200,000	USD	1,346,099	591,000
					5,892,588	1,794,213
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2008.
+ The cost for federal income tax purposes was $375,598,328. At April 30, 2008, net unrealized depreciation for all securities based on tax cost was $24,178,942. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,715,644 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,894,586.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2008 amounted to $1,814,400 which is 0.5% of net assets.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

At April 30, 2008 the Fund had unfunded loan commitments of $168,028, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Bausch & Lomb, Inc., Term Delay Draw, 4/1/2015	112,219	111,248	(971)
Telesat Canada, Inc., Term Loan B, 10/31/2014	55,809	53,615	(2,194)
Total	168,028	164,863	(3,165)

At April 30, 2008, open credit default swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/3/2007 12/20/2008	565,000[1]	Fixed — 3.2%	General Motors Corp., 7.125%, 7/15/2013	(5,138)
10/4/2007 12/20/2008	565,000[1]	Fixed — 3.1%	Ford Motor Co., 6.5%, 8/1/2018	611
10/4/2007 12/20/2008	595,000[1]	Fixed — 2.6%	General Motors Corp., 7.125%, 7/15/2013	(9,339)
10/5/2007 12/20/2008	340,000[1]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	563
10/23/2007 12/20/2008	1,300,000[2]	Fixed — 3.4%	Ford Motor Co., 6.5%, 8/1/2018	5,160
10/23/2007 12/20/2009	640,000[2]	Fixed — 4.65%	Ford Motor Co., 6.5%, 8/1/2018	(10,898)
10/23/2007 12/20/2008	1,120,000[2]	Fixed — 3.0%	General Motors Corp., 7.125%, 7/15/2013	(12,171)
11/21/2007 12/28/2008	590,000[3]	Fixed — 4.02%	Tenet Healthcare Corp., 7.375%, 2/1/2013	18,374
2/19/2008 3/20/2008	1,785,000[3]	Fixed — 3.8%	HCA, Inc., 7.7%, 3/20/2009	36,914
12/13/2007 12/20/2009	585,000[3]	Fixed — 5.05%	Ford Motor Co., 6.5%, 8/1/2018	(13,836)
2/26/2008 3/20/2009	1,370,000[3]	Fixed — 5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013	36,033
Total net unrealized appreciation				46,273
Counterparties: [1] JP Morgan Chase [2] Morgan Stanley [3] Merrill Lynch, Pierce, Fenner & Smith, Inc.

As of April 30, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
EUR	5,020,100	USD	7,874,996	5/7/2008	$ 38,689
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $354,146,868) — including $1,814,400 of securities loaned	$ 330,689,655
Investment in Daily Assets Fund Institutional (cost $1,909,600)*	1,909,600
Investment in Cash Management QP Trust (cost $18,820,131)	18,820,131
Total investments, at value (cost $374,876,599)	351,419,386
Cash	2,399,192
Foreign currency, at value (cost $475,572)	463,818
Receivable for investments sold	3,381,704
Receivable for Fund shares sold	815,818
Interest receivable	6,887,813
Foreign taxes recoverable	6,249
Unrealized appreciation on credit default swap contracts	46,273
Unrealized appreciation on forward foreign currency exchange contracts	38,689
Other assets	62,052
Total assets	365,520,994
Liabilities
Payable for investments purchased	4,416,150
Payable upon return of securities loaned	1,909,600
Payable for Fund shares redeemed	1,209,626
Distributions payable	468,197
Unrealized depreciation on unfunded loan commitments	3,165
Accrued management fee	95,906
Other accrued expenses and payables	341,452
Total liabilities	8,444,096
Net assets, at value	$ 357,076,898
Net Assets consist of
Undistributed net investment income	74,156
Net unrealized appreciation (depreciation) on: Investments	(23,457,213)
Credit default swap contracts	46,273
Unfunded loan commitments	(3,165)
Foreign currency	29,058
Accumulated net realized gain (loss)	(94,041,827)
Paid-in capital	474,429,616
Net assets, at value	$ 357,076,898
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($26,524,893 ÷ 3,767,544 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.04
Maximum offering price per share (100 ÷ 95.50 of $7.04)	$ 7.37

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,060,619 ÷ 576,015 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 7.05

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,841,718 ÷ 1,254,080 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 7.05
Class S Net Asset Value, offering and redemption price(a) per share ($266,939,047 ÷ 37,841,830 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.05

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($50,710,621 ÷ 7,202,590 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 7.04
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $5,603)	$ 15,977,351
Interest — Cash Management QP Trust	160,555
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,428
Total Income	16,151,334
Expenses: Management fee	880,667
Administration fee	176,133
Custodian fee	11,409
Services to shareholders	357,619
Distribution and service fees	96,126
Professional fees	60,103
Trustees' fees and expenses	8,177
Reports to shareholders	44,972
Registration fees	26,630
Other	41,757
Total expenses before expense reductions	1,703,593
Expense reductions	(225,641)
Total expenses after expense reductions	1,477,952
Net investment income (loss)	14,673,382
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(9,113,209)
Foreign currency	(585,495)
(9,698,704)
Change in net unrealized appreciation (depreciation) on: Investments	(13,279,913)
Credit default swaps	30,827
Unfunded loan commitments	(7,327)
Foreign currency	169,318
(13,087,095)
Net gain (loss)	(22,785,799)
Net increase (decrease) in net assets resulting from operations	$ (8,112,417)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income (loss)	$ 14,673,382	$ 32,720,180
Net realized gain (loss)	(9,698,704)	387,656
Change in net unrealized appreciation (depreciation)	(13,087,095)	(9,494,616)
Net increase (decrease) in net assets resulting from operations	(8,112,417)	23,613,220
Distributions to shareholders from: Net investment income: Class A	(1,120,430)	(2,352,948)
Class B	(160,315)	(383,176)
Class C	(355,208)	(791,653)
Class S	(11,588,772)	(25,294,581)
Institutional Class	(1,643,054)	(4,020,165)
Total distributions	(14,867,779)	(32,842,523)
Fund share transactions: Proceeds from shares sold	46,145,321	104,836,244
Reinvestment of distributions	10,805,623	23,784,189
Cost of shares redeemed	(75,766,809)	(139,565,568)
Redemption fees	17,251	29,214
Net increase (decrease) in net assets from Fund share transactions	(18,798,614)	(10,915,921)
Increase (decrease) in net assets	(41,778,810)	(20,145,224)
Net assets at beginning of period	398,855,708	419,000,932
Net assets at end of period (including undistributed net investment income of $74,156 and $268,553, respectively)	$ 357,076,898	$ 398,855,708

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.50	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[c]	.29	.59	.59	.28
Net realized and unrealized gain (loss)	(.45)	(.16)	.09	.11
Total from investment operations	(.16)	.43	.68	.39
Less distributions from: Net investment income	(.30)	(.60)	(.59)	(.27)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 7.04	$ 7.50	$ 7.67	$ 7.58
Total Return (%)[d,e]	(2.09)**	5.67	9.38	5.23**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	28	29	24
Ratio of expenses before expense reductions (%)	1.10*	1.06	1.07	1.10*
Ratio of expenses after expense reductions (%)	.97*	.85	.89	.93*
Ratio of net investment income (%)	8.20*	7.72	7.76	7.77*
Portfolio turnover rate (%)	15**	75	100	109[f]
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period May 16, 2005 (commencement of operations of Class A shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain operating expenses not been reduced.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.51	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[c]	.26	.53	.53	.25
Net realized and unrealized gain (loss)	(.45)	(.16)	.09	.11
Total from investment operations	(.19)	.37	.62	.36
Less distributions from: Net investment income	(.27)	(.53)	(.53)	(.24)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 7.05	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[d,e]	(2.49)**	4.90	8.48	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	6	7
Ratio of expenses before expense reductions (%)	1.91*	1.89	1.90	1.86*
Ratio of expenses after expense reductions (%)	1.79*	1.68	1.67	1.69*
Ratio of net investment income (%)	7.38*	6.89	6.98	7.01*
Portfolio turnover rate (%)	15**	75	100	109[f]
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period May 16, 2005 (commencement of operations of Class B shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain operating expenses not been reduced.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.51	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[c]	.26	.53	.53	.25
Net realized and unrealized gain (loss)	(.45)	(.16)	.09	.11
Total from investment operations	(.19)	.37	.62	.36
Less distributions from: Net investment income	(.27)	(.53)	(.53)	(.24)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 7.05	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[d,e]	(2.48)**	4.95	8.50	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11	11	9
Ratio of expenses before expense reductions (%)	1.84*	1.85	1.85	1.86*
Ratio of expenses after expense reductions (%)	1.72*	1.64	1.66	1.69*
Ratio of net investment income (%)	7.45*	6.93	6.99	7.01*
Portfolio turnover rate (%)	15**	75	100	109[f]
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period May 16, 2005 (commencement of operations of Class C shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain operating expenses not been reduced.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.51	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[c]	.29	.61	.61	.29
Net realized and unrealized gain (loss)	(.45)	(.16)	.09	.11
Total from investment operations	(.16)	.45	.70	.40
Less distributions from: Net investment income	(.30)	(.61)	(.61)	(.28)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 7.05	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[d]	(2.11)**	5.94	9.62	5.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	267	310	316	131
Ratio of expenses before expense reductions (%)	.93*	.91	.84	.83*
Ratio of expenses after expense reductions (%)	.81*	.70	.64	.66*
Ratio of net investment income (%)	8.36*	7.87	8.01	8.04*
Portfolio turnover rate (%)	15**	75	100	109[e]
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period May 16, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total returns would have been lower had certain operating expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 7.50	$ 7.67	$ 7.58	$ 7.75	$ 7.42	$ 6.32
Income (loss) from investment operations: Net investment income (loss)[b]	.30	.62	.62	.62	.63	.66
Net realized and unrealized gain (loss)	(.45)	(.17)	.09	(.18)	.31	1.10
Total from investment operations	(.15)	.45	.71	.44	.94	1.76
Less distributions from: Net investment income	(.31)	(.62)	(.62)	(.60)	(.61)	(.66)
Net realized gains	—	—	—	(.01)	—	—
Total distributions	(.31)	(.62)	(.62)	(.61)	(.61)	(.66)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 7.04	$ 7.50	$ 7.67	$ 7.58	$ 7.75	$ 7.42
Total Return (%)[c]	(1.93)**	6.03	9.74	5.88	13.27	28.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	45	56	44	33	18
Ratio of expenses before expense reductions (%)	.80*	.78	.77	.80	.72	.68
Ratio of expenses after expense reductions (%)	.65*	.54	.55	.59	.59	.62
Ratio of net investment income (%)	8.52*	8.03	8.10	8.04	8.33	9.48
Portfolio turnover rate (%)	15**	75	100	109[d]	152[d]	143
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS High Income Plus Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), as an open-end management investment company organized as a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semiannually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Senior Bank Debt. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $83,621,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($12,891,000), October 31, 2009 ($31,238,000), October 31, 2010 ($32,488,000), October 31, 2011 ($3,345,000), October 31, 2014 ($3,659,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared daily and distributed monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income including commitment fees, included in the Statement of Operations, is recorded as income when received by the Fund. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $50,997,976 and $95,193,086, respectively.

C. Related Parties

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

For the period from November 1, 2007 through May 15, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.07%
Class B	1.83%
Class C	1.83%
Class S	.80%
Institutional Class	.65%

In addition, for the period from November 1, 2007 through May 11, 2010, the Advisor contractually agrees to waive 0.12% of its management fee.

Effective May 16, 2008 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of Class B shares at 1.90%.

Accordingly, for the six months ended April 30, 2008, the Advisor waived a portion of its management fee aggregating $211,360 and the amount charged aggregated $669,307 which was equivalent to an annualized effective rate of 0.38% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2008, the Advisor received an Administration Fee of $176,133, of which $28,758 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at April 30, 2008
Class A	$ 18,818	$ —	$ 9,098
Class B	3,703	—	2,306
Class C	4,781	—	2,791
Class S	99,273	—	54,603
Institutional Class	12,428	3,250	7,169
	$ 139,003	$ 3,250	$ 75,967

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 15,745	$ 2,394
Class C	34,790	5,369
	$ 50,535	$ 7,763

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 28,897	$ 6,746.22%
Class B	5,218	1,614.25%
Class C	11,476	3,191.25%
	$ 45,591	$ 11,551

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the six months ended April 30, 2008 aggregated $7,873.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and C shares aggregated $7,915 and $264, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A. For the six months ended April 30, 2008, DWS-SDI received $378 for Class A shares.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,665, of which $9,709 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustee, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April, 30, 2008, the Fund paid its allocated portion of the retirement benefit of $1,762 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2008, the Fund's custodian fee was reduced by $7,577 and $1,692 for custody and transfer agent credits earned.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	547,383	$ 3,874,510	1,299,681	$ 10,088,949
Class B	83,421	588,343	86,769	667,435
Class C	130,617	935,039	390,447	2,985,988
Class S	2,717,190	19,184,944	9,137,035	70,337,581
Institutional Class	3,138,993	21,562,485	2,726,469	20,756,291
		$ 46,145,321		$ 104,836,244
Shares issued to shareholders in reinvestment of distributions
Class A	95,233	$ 672,078	177,345	$ 1,362,116
Class B	11,520	81,361	22,330	171,862
Class C	22,180	156,785	49,150	378,579
Class S	1,207,216	8,528,566	2,390,324	18,384,168
Institutional Class	193,521	1,366,833	453,004	3,487,464
		$ 10,805,623		$ 23,784,189
Shares redeemed
Class A	(671,055)	$ (4,753,921)	(1,431,372)	$ (11,004,187)
Class B	(146,008)	(1,032,567)	(294,453)	(2,266,317)
Class C	(317,663)	(2,263,727)	(508,689)	(3,853,238)
Class S	(7,408,363)	(52,682,808)	(11,456,901)	(87,847,264)
Institutional Class	(2,100,399)	(15,033,786)	(4,535,205)	(34,594,562)
		$ (75,766,809)		$ (139,565,568)
Redemption fees		$ 17,251		$ 29,214
Net increase (decrease)
Class A	(28,439)	$ (207,299)	45,654	$ 467,489
Class B	(51,067)	(362,863)	(185,354)	(1,426,993)
Class C	(164,866)	(1,171,899)	(69,092)	(487,992)
Class S	(3,483,957)	(24,962,694)	70,458	880,922
Institutional Class	1,232,115	7,906,141	(1,355,732)	(10,349,347)
		$ (18,798,614)		$ (10,915,921)

G. Credit Facility

The Fund has a revolving credit facility for investment leveraging purposes as approved by the Trustees to be administered by Bank of America, N.A. not to exceed $25 million at any one time which is available until October 9, 2008. The Fund may borrow up to a maximum of 20% of its net assets under the agreement. The Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. There were no loans for the six months ended April 30, 2008.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHBX	SGHCX	SGHSX	MGHYX
CUSIP Number	23339E 699	23339E 681	23339E 673	23339E 665	23339E 640
Fund Number	416	616	716	2100	596

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008